Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned:  (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ D. Pike Aloian
D. Pike Aloian
Director

February 26, 2010

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned:  (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ H. C. Bailey, Jr.
H. C. Bailey, Jr.
Director

February 26, 2010

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned:  (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Hayden C. Eaves III
Hayden C. Eaves III
Director

February 26, 2010

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned:  (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Fredric H. Gould
Fredric H. Gould
Director

February 26, 2010

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned:  (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Mary Elizabeth McCormick
Mary Elizabeth McCormick
Director

February 26, 2010

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned:  (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ David M. Osnos
David M. Osnos
Director

February 26, 2010

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned:  (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Leland R. Speed
Leland R. Speed
Chairman of the Board

February 26, 2010